Exhibit 10.1


                            STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 4th day of February, 2005 by and among Neurologix, Inc., a Delaware corporation (the "Company"), and the parties set forth on Exhibit A hereto (each, a "Purchaser", and collectively, the "Purchasers").

          WHEREAS, the Company desires to issue and to sell to the Purchasers, and the Purchasers severally desire to purchase from the Company, shares ("the Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants") pursuant to the warrant certificate substantially in the form attached hereto as Exhibit A (the "Warrant Certificate"), all in accordance with the terms and provisions of this Agreement;

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:


Section 1.  Purchase and Sale of Securities.
            -------------------------------

            (a) Upon the terms and subject to the conditions herein contained, at the Closing (as defined in Section 2.1), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, such number of Shares and Warrants set forth opposite such Purchaser's name on Exhibit A for the aggregate purchase price set forth opposite such Purchaser's name on Exhibit A (the "Purchase Price").


Section 2.  The Closing.
            -----------

            2.1. The Closing. (a) The purchase and sale of the Shares and Warrants by each Purchaser upon the terms and conditions hereof shall take place at a closing (the "Closing") to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 at 10:00 a.m. on the date set forth opposite such Purchaser's name on Exhibit A (the "Closing Date").

            (b) The Company shall have provided wire transfer instructions to each Purchaser for the payment of the Purchase Price prior to the Closing.

            (c) The Closing shall be subject to the satisfaction or waiver by the Company and each Purchaser of the conditions set forth in Sections 2.2(b) and (a), respectively.

            2.2.  Conditions to Closing.
                  ---------------------

            (a) The Company's obligation to complete the purchase and sale of the Shares and Warrants is subject to:

                  (i) receipt by the Company of immediately available funds in the full amount of the Purchase Price from each Purchaser, in accordance with the wire transfer instructions delivered by the Company to each Purchaser pursuant to Section 2.1(b);

                  (ii) the accuracy in all material respects of the representations and warranties made by each Purchaser in Section 4 below as of the date hereof and the Closing Date and the fulfillment in all material respects of those undertakings of each Purchaser in this Agreement to be fulfilled on or prior to the Closing Date; and

                  (iii) each Purchaser's execution and delivery of the Warrant Certificate and the Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement").

            (b) Each Purchaser's obligation to complete the purchase and sale of the Shares and Warrants is subject to:

                  (i) the accuracy in all material respects of the representations and warranties made by the Company in Section 3 below as of the date hereof and the Closing Date and the fulfillment in all material respects of those undertakings of the Company in this Agreement to be fulfilled on or prior to the Closing Date;

                  (ii) the Company's delivery to each Purchaser of one or more certificates representing the Shares being purchased by such Purchaser, and one or more Warrant Certificates representing the Warrants being purchased by such Purchaser; and

                  (iii) the Company's execution and delivery of the Registration Rights Agreement.

            2.3.  Anti-Dilution Provision.
                  -----------------------

            (a) If the Company shall, at any time prior to the first anniversary of the Closing Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities for consideration per share less than $1.30 (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend or stock distribution), then within 14 days of such issuance, the Company shall issue to each Purchaser a number of shares of Common Stock such that the total number of shares of Common Stock issued to such Purchaser pursuant to Section 1 and this Section 2.3 is equal to such Purchaser's Purchase Price set forth on Schedule A hereto divided by the Adjusted Per Share Purchase Price. For the purposes of this Section 2.3, "Adjusted Per Share Purchase Price" shall mean (a) $1.30 multiplied by (b) a fraction of which (x) the numerator shall be the sum of (i) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance and
(ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at a price of $1.30 per share and (y) the denominator shall be the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issuance.

            (b) Notwithstanding Section 2.3(a), adjustments shall be made pursuant to this Section 2.3 only until the first date following the Closing Date on which the aggregate net consideration received by the Company in connection with all issuances of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities between the date hereof and such date for a per share consideration of less than $1.30 is greater than or equal to $2,000,000; provided, however, that if such aggregate consideration on such date exceeds $2,000,000, such adjustment shall be made only with respect to the first $2,000,000 in such Common Stock, options, rights or securities issued.

            (c) For purposes of this Section 2.3, "fully diluted basis" shall be determined in accordance with Generally Accepted Accounting Principles.


Section 3.  Representations, Warranties and Covenants of the Company.
The Company hereby represents and warrants to each Purchaser as of the Closing Date (or such other date specified below) as follows:

            3.1. Organization and Qualification. Each of the Company and Neurologix Research, Inc., a Delaware corporation and wholly-owned Subsidiary of the Company ("NRI"), is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. All of the outstanding shares of capital stock of the Company and NRI are validly issued, fully paid and non-assessable, and all such shares of NRI are owned by the Company free and clear of any liens, claims or encumbrances and not subject to any option or right to purchase any such shares. Except for NRI, and 38,840 shares of common stock of Alacra, Inc. held by the Company, the Company has no other equity interest in any corporation, partnership, joint venture, limited liability company or other Person (as defined below). Each of the Company and NRI is duly qualified as a foreign corporation to do business and is in good standing (to the extent such concepts are applicable) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below).

            (a)   For the purposes of this Agreement:

                  (i) "Subsidiary" shall mean any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

                  (ii) "Person" shall mean an individual, corporation, limited liability company, joint venture, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

                  (iii) "Material Adverse Effect" shall mean any material adverse effect , or any development that could reasonably be expected to result in a material adverse effect, on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of a Person and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of such Person to timely perform its obligations under this Agreement, the Registration Rights Agreement and the Warrant Certificate (collectively, the "Transaction Documents").

            3.2. Authorization, Enforcement and Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants

(the "Warrant Shares") in accordance with the terms thereof. The execution and delivery by the Company of the Transaction Documents and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization is required of the Company's Board of Directors. No authorization or consent by any stockholders of the Company is required for execution and delivery by the Company of the Transaction Documents and the consummation by it of the transactions contemplated thereby. Upon the execution and delivery of such Transaction Documents, such Transaction Documents shall constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or except to the extent indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state securities laws.

            3.3. Capitalization. The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.10 per share (the "Preferred Shares"), of which 300,000 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock"). As of January 28, 2005, (x) 22,521,404 Common Stock shares are issued and outstanding, and 645 Series A Preferred Stock are issued and outstanding,
(y) 2,643,458 shares of Common Stock are reserved for issuance upon exercise of outstanding options to purchase Common Stock shares and (z) 828,000 shares of Common Stock are reserved for issuance upon exercise of warrants to purchase Common Stock (the "Old Warrants"). Except as set forth in this Section 3.3 and as contemplated by this Agreement, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Shares and Warrants hereunder will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

            3.4. Issuance Of Shares. The Shares and the Warrant Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement and the Warrant Certificate, as the case may be, shall be validly issued, fully paid and non-assessable, and shall not be subject to preemptive rights or other similar rights of any other Person. The Company has duly reserved for issuance upon exercise of the Warrants a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of all Warrants purchased by the Purchasers hereunder.

            3.5. No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby will not
(i) result in a violation of the Company's certificate of incorporation or bylaws; (ii) conflict with, constitute a default under or give to others any rights of termination, cancellation or amendment or acceleration of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries, except to the extent that such violation would not have a Material Adverse Effect.

            3.6. SEC Documents; Financial Statements. Since January 1, 2004, the Company has filed all documents required to be filed by it prior to the date hereof with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "SEC Documents"). As of the date of filing thereof, each SEC Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document. None of the SEC Documents, as of the date filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3.7. Litigation. There are no actions, suits, arbitrations or proceedings, including any governmental proceeding, pending, or to the knowledge of the Company, threatened, against, relating to or affecting the Company or any of its Subsidiaries, except as would not have a Material Adverse Effect.

            3.8. Absence Of Certain Changes. Since January 1, 2004, there has been no change or development that has had either individually or in the aggregate a Material Adverse Effect.

            3.9. Brokers or Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of the Company.

            3.10. Solicitation; Other Issuances of Securities. Neither the Company nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares, the Warrants or the Warrant Shares (collectively, the "Securities"), (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security that would require registration of the Securities under the Securities Act, or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to the Purchasers for purposes of the Securities Act or of any applicable stockholder approval provisions, nor will the Company or any of its Subsidiaries or affiliates take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings. Assuming the accuracy of the representations and warranties of the Purchasers in Section 4 hereof, the offer and sale of the Securities by the Company to the Purchasers pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

            3.11. Registration Rights. Other than the Purchasers, there are no Persons with registration or other similar rights to have any equity or debt securities registered for sale.


Section 4.  Representations, Warranties and Covenants of the Purchasers.
            -----------------------------------------------------------

            Each Purchaser for itself and no other Purchaser, hereby represents and warrants to the Company as of the Closing Date as follows:

            4.1. Organization. Such Purchaser is an entity duly organized and validly existing in good standing under the laws of its jurisdiction of organization.

            4.2. Authorization, Enforcement, and Validity. Such Purchaser has the requisite power and authority to enter into each of the Transaction Documents and to consummate the transactions contemplated thereby. Such Purchaser has taken all necessary action to authorize the execution, delivery and performance of the Transaction Documents. Each of the Transaction Documents, upon the execution and delivery thereof, shall constitute a valid and binding obligation of such Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights and remedies or except to the extent indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state securities laws.

            4.3. Investment Experience. Such Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

            4.4. Investment Intent And Limitation On Dispositions. Such Purchaser is acquiring the Securities for its own account for investment only and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Persons regarding the sale or distribution of such Securities except in accordance with the provisions of
Section 5 hereof and except as would not result in a violation of the Securities Act. Such Purchaser shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of Section 5 or pursuant to and in accordance with the Securities Act.

            4.5. Information And Risk. (a) Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management and also had an opportunity to ask questions and receive answers of officers of the Company.

            (b) Such Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of such Purchaser's investment. Such Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Securities.

            (c) Such Purchaser has, in connection with such Purchaser's decision to purchase the Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, the SEC Documents and the other information described in Section 4.5(a) hereto.

            4.6. Disclosures to the Company. Such Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws.

            4.7. Brokers or Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Purchaser.

Section 5.  Compliance with the Securities Act.
            ----------------------------------

            5.1.  Restrictions on Transferability.
                  -------------------------------

            (a) Each Purchaser agrees that it will not effect any disposition of the Securities that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws, except as contemplated in any registration statement filed pursuant to the Registration Rights Agreement (a "Registration Statement"), pursuant to the requirements of Rule 144 promulgated under the Securities Act of 1933 ("Rule 144") (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser's compliance therewith) or pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 6 hereof. Such Purchaser shall cause any proposed transferee of the Securities held by such Purchaser to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 5 if and to the extent that such Securities continue to be restricted securities in the hands of the transferee.

            5.2. Termination Of Conditions And Obligations. The conditions precedent imposed by Section 5.1 above regarding the transferability of the Securities shall not apply as to any particular number of the Securities covered by an effective registration statement with respect to such Securities and shall cease and terminate upon the date on which such Purchaser is eligible to sell such Securities then held by such Purchaser without registration by reason of Rule 144 or any other rule of similar effect.


Section 6.  Legend.
            ------

            (a) Each Purchaser understands and agrees that each certificate or other document evidencing any of the Shares shall be endorsed with the legend in the form set forth below, and such Purchaser covenants that such Purchaser shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate (unless there is in effect a registration statement under the Securities Act covering such proposed transfer, such securities have been sold under Rule 144 or as otherwise permitted by the provisions of Section 5 above) and understands that the Company will refuse to register a transfer of any Shares unless the conditions specified in the following legend are satisfied:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. EXCEPT AS SPECIFIED IN THIS LEGEND, SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS, SUBJECT TO DELIVERY OF A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER."

            (b) Such certificates shall not contain any legend (i) following any sale of such Shares pursuant to an effective Registration Statement or Rule 144, or (ii) if such Shares are eligible for sale under Rule 144. At such time as a legend is no longer required for certain Shares, the Company shall promptly following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends.


Section 7.  Appointment of Director.
            -----------------------

            7.1. Director. As soon as reasonably practicable (but not later than 30 days) after the date hereof, the Company's Board of Directors shall be increased by one Class I director and Dr. Jeffrey Reich shall be appointed by the Board of Directors to fill the vacancy created thereby. From and after the date of such appointment, for so long as either of Merlin Biomed Long Term Appreciation Fund LP or Merlin Biomed Offshore Master Fund LP (collectively, the "Lead Purchasers"), is a stockholder of the Company, at any meeting of stockholders of the Company called to vote upon the election of Class I directors of the Company, however called, or at any adjournment thereof or in connection with any written consent of the holders of Common Stock or in any other circumstances upon which a vote, consent or other approval with respect to the election of Class I directors of the Company is sought, the Lead Purchasers shall be entitled to nominate Mr. Reich for election as a Class I director of the Company. The term of Class I directors will expire in 2007. For so long as either of the Lead Purchasers remains a stockholder of the Company, the Company shall not cause Mr. Reich's term to expire prior to 2007, provided, however, that such expiration may occur as a result of a merger, consolidation or other business combination, reorganzation or similar transaction involving the Company or any other corporate action of the Company which results in the expiration of the terms of the other directors of the Company.


Section 8.  Notices.
            -------

            (a) All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be as addressed as follows:

            if to the Company, to:

                  Neurologix, Inc.
                  One Bridge Plaza
                  Fort Lee, New Jersey
                  Attention: Mark S. Hoffman
                  Telephone No.: 201-585-7733
                  Telecopy No.: 201-585-9798

                  with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attention:  Stephen M Banker
                  Telephone No.: (212) 735-2760
                  Telecopy No.: (917) 777-2760

                  and if to the Purchasers, to the addresses set forth on Exhibit A,

     or at such other address as the parties each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

Section 9.  Miscellaneous.
            -------------

            9.1.  Amendments.
                  ----------

            (a) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Lead Purchasers. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Purchaser and each holder of any Securities purchased under this Agreement at the time outstanding (including Securities into which such Securities are convertible), each future holder of all such Securities, and the Company.

            (b) Notwithstanding the foregoing, from and after the date hereof until April 15, 2005, without the prior written consent of any Purchaser, the Company may amend this Agreement to add additional purchasers of Shares and Warrants following the date hereof (the "Additional Purchasers"). Any such amendment shall be effective upon the execution of this Agreement and the other Transaction Documents by such Additional Purchaser; provided, that each Additional Purchaser shall be deemed a Purchaser for any and all purposes under this Agreement and the Transaction Documents and shall be subject to all of the obligations and receive all of the rights and benefits hereunder and thereunder.

            9.2. Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not be deemed to be part of this Agreement.

            9.3. Severability. In the event that any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            9.4. Governing Law And Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law provisions thereof, and the federal law of the United States of America. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to the interpretation of this Agreement or for the purposes of any action arising out of or related to this Agreement.

            9.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original hereof.

            9.6. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein, supersedes all prior agreements and understandings with respect to such matters and executed by and among the Company and any Purchaser, and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

            9.7. Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby, including fees of legal counsel.

            (a) Notwithstanding the foregoing, on the Closing Date, the Company shall reimburse the Lead Purchasers up to an aggregate of $40,000 for reasonable legal fees and expenses payable to their outside counsel for legal services provided to them in connection with the transactions completed on the Closing Date pursuant to this Agreement. Such reimbursement may, at the Company's election, be deducted from the Purchase Price payable by the Lead Purchasers.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year set forth below.

                                    NEUROLOGIX, INC.


                                    By: /s/ Mark S. Hoffman
                                        ----------------------------------------
                                        Name:  Mark S. Hoffman
                                        Title: Secretary and Treasurer
                                        Dated as of: February 4, 2005


                                    MERLIN BIOMED LONG TERM APPRECIATION FUND LP


                                    By: /s/ Norman Schleifer
                                        ----------------------------------------
                                        Name:  Norman Schleifer
                                        Title: Member of General Partner
                                        Dated as of: February 4, 2005


                                    MERLIN BIOMED OFFSHORE MASTER FUND LP


                                    By: /s/ Norman Schleifer
                                        ----------------------------------------
                                        Name:  Norman Schleifer
                                        Title: Member of General Partner
                                        Dated as of: February 4, 2005

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                                             PURCHASERS

---------------------------------- ------------- --------------- ------------------- ------------------------
                                   NUMBER        NUMBER OF
NAME AND ADDRESS                    OF SHARES    WARRANTS        PURCHASE PRICE      CLOSING DATE
---------------------------------- ------------- --------------- ------------------- ------------------------
Merlin Biomed Long Term            230,800       57,700          $300,040            February 4, 2005
Appreciation Fund LP
  230 Park Avenue
  New York, NY 10169
  Tel: 646-227-5200
  Fax: 646-227-5201

  with a copy to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY  10022
Tel:  (212) 848-4000
Fax: (212) 848-7179
Attn:  Danielle Carbone
---------------------------------- ------------- --------------- ------------------- ------------------------
Merlin Biomed Offshore             538,500       134,625         $700,050            February 4, 2005
Master Fund LP
  230 Park Avenue
  New York, NY 10169
  Tel: 646-227-5200
  Fax: 646-227-5201

  with a copy to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY  10022
Tel:  (212) 848-4000
Fax: (212) 848-7179
Attn:  Danielle Carbone
---------------------------------- ------------- --------------- ------------------- ------------------------
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